Other income, net	12 Months Ended
Dec. 31, 2024
Component of Operating Income [Abstract]
Other income, net
18.	Other income, net

	For the year ended December 31,
	2022	2023	2024
	(in thousands)

Government grants (Note a)	29,799	13,201	7,891
Interest expense and guarantee fee	(73)	(62)	(56)
Unrealized change in fair value of investments	—	174	(60)
Realized change in fair value of investments	—	—	740
Others	—	(122)	(223)

	29,726	13,191	8,292

Note a: The government grants are provided by local government to support the qualified research and development projects with no repayment obligations. The amount recognized represents conditions for meeting grants are fulfilled for the years ended December 31, 2022, 2023 and 2024.